Exhibit 32-1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Financial Report of NoFire Technologies Inc., on Form 10Q for the quarter ended 11/30/2009 as filed with the Securities and Exchange Commission on the date hereof, I, Sam Gottfried, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10Q fully complies with the requirements of Section
13 (a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.
78m or 78o (d)); and

(2) The information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated January 18,2010
Name /s/ Sam Gottfried (CEO)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to NoFire Technologies, Inc. and will be retained by NoFire Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.







Exhibit 32-2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Financial Report of NoFire Technologies Inc., on Form 10Q for the quarter ended 11/30/2009 as filed with the Securities and Exchange Commission on the date hereof, I, Sam Oolie, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10Q fully complies with the requirements of Section
13 (a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.
78m or 78o (d)); and


(2) The information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 18,2010

Name /s/ Sam Oolie (CFO)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to NoFire Technologies, Inc. and will be retained by NoFire Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.